DIGITAL ASSETS CONSIDERATION RECEIVABLE	6 Months Ended
Mar. 31, 2026
Digital Assets Consideration Receivable Abstract
DIGITAL ASSETS CONSIDERATION RECEIVABLE

NOTE 6 - DIGITAL ASSETS CONSIDERATION RECEIVABLE

On February 27, 2026, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain Non-U.S. investors (collectively, the “Purchasers”) pursuant to which the Company agreed to sell to the Purchasers an aggregate of up to 40,040,000 ordinary shares, no par value per share (the “Ordinary Shares”), of the Company at a price of $0.50 per share for aggregate gross proceeds of $20,020,000.

As of March 31, 2026, the Company had not received the digital assets. The $20,020,000 represented a contractual entitlement to receive digital assets as non-cash consideration for the ordinary shares issued, rather than an asset already in the Company’s possession or control. The number of AWA coins to be received was not fixed at the reporting date, and is to be determined based on the fair value of AWA coins on the settlement date. As a result, the settlement amount in terms of token quantity was variable. The receivable was recognized at the contractual transaction price of $20,020,000, being the fair value of the ordinary shares issued, in accordance with the Company’s accounting policy. No separate fair value measurement of the AWA tokens was required as of March 31, 2026 because the tokens had not yet been received.

On March 20, 2026, upon the legal issuance of the shares, the Group recognized a digital assets consideration receivable of $20,020,000, which was subsequently settled on July 30, 2026, through the receipt of 205,512.5 AWA coins.

The AWA token is a non-mainstream digital asset that is not listed on major exchanges. In addition, deposit and withdrawal functions are frequently suspended. Combined, these factors may prevent the Company from accessing or transferring its holdings of AWA tokens for an uncertain period of time. Such operational risks could significantly hinder the Company’s ability to monetize these assets or realize their carrying value.

The digital assets consideration receivable of $20,020,000 represented approximately 30.1% of the Company’s total assets as of March 31, 2026, creating significant concentration risk in a single, illiquid digital asset.

Because the AWA token is not listed on any major cryptocurrency exchange, there are no Level 1 observable market prices. Any future fair value measurement of the AWA tokens upon receipt would likely require the use of significant unobservable inputs (Level 3 within the ASC 820 fair value hierarchy), which involves substantial estimation uncertainty.

Digital assets are subject to an evolving and uncertain regulatory environment. Changes in laws or regulations, or the interpretation thereof, could adversely affect the value, transferability, or legal status of the AWA tokens.

The Company’s ability to realize the carrying value of the digital assets consideration receivable is dependent on the fair value of the AWA tokens at the time of receipt and the Company’s subsequent ability to liquidate or otherwise monetize the tokens, which may be constrained by the illiquidity and operational limitations described above.

No allowance for credit losses has been recognized against the digital assets consideration receivable as of March 31, 2026. The receivable represents the right to receive non-cash consideration pursuant to a completed equity transaction, and management has assessed that the counterparties’ contractual obligations remain enforceable. Management will continue to evaluate the need for any allowance as facts and circumstances develop.

The following tables summarize the carrying amount of the AWA tokens consideration receivable for the periods ended March 31, 2026 and September 30, 2025:

	March 31, 2026		September 30, 2025
	Units	Carrying Amount (US$)	Units	Carrying Amount (US$)
Digital assets-AWA tokens to be received	N/A -variable number	20,020,000	-	-
Total	-	20,020,000	-	-